Exhibit 10.8

HEARTLAND FINANCIAL USA, INC.
EXECUTIVE LIFE INSURANCE BONUS PLAN

This Plan, made and entered into effective as of December 31, 2007 by Heartland Financial USA, Inc. (the “Company”).

W I T N E S S E T H

WHEREAS, the Company desires to establish the Heartland Financial USA, Inc. Executive Life Insurance Bonus Plan (the “Plan”) to provide certain Employees with bonus compensation in recognition of such Employees’ contributions to the financial success of the Company; and

WHEREAS, the Company and such Employee who is a participant in the Plan will enter into an Agreement to reflect the terms and conditions of the bonus arrangement;

NOW, THEREFORE, in consideration of the premises and the material covenants and agreements contained herein, the Company does hereby establish the Plan as follows:

SECTION 1
DEFINITIONS

“Agreement” shall mean an Executive Life Insurance Bonus Plan Agreement between an Employer and a Participant.  The form of each such Agreement is set forth in Exhibit A hereto.

“Change of Control” shall mean:

(i)
The consummation of the acquisition by a person (as such term is defined in Section 13(d) or 14(d) of the Securities Exchange Act of 1934, as amended (the “1934 Act”)) of beneficial ownership (within the meaning of Rule 13d-3 promulgated under the 1934 Act) of fifty-one percent (51%) or more of the combined voting power of the then outstanding voting securities of the Employer of a Participant or the Company; or

(ii)
The individuals who, as of the date hereof, are members of the Board of Directors of the Company (the “Board”) cease for any reason to constitute a majority of the Board, unless the election, or nomination for election by the stockholders, of any new director, was approved by a majority vote of the Board and such new director shall, for purposes of this Plan, be considered as a member of the Board; or

(iii)
Approval by the stockholders of the Employer of a Participant or the Company of (1) a merger or consolidation if the stockholders, immediately before such merger or consolidation, do not, as a result of such merger or consolidation, own, directly or indirectly, more than fifty-one percent (51%) of the combined voting power of the then outstanding voting securities of the entity resulting from such merger or consolidation in substantially the same proportion as their ownership of the combined voting power of the voting securities of such Employer or the Company outstanding immediately before such merger or consolidation; or (2) a complete liquidation or dissolution or a plan for the sale or other disposition of all or substantially all of the assets of such Employer or the Company.

Notwithstanding the foregoing, a Change of Control shall not be deemed to occur solely because fifty-one percent (51%) or more of the combined voting power of the then outstanding securities of the Employer or the Company are acquired by a trustee or other fiduciary holding securities under one or more benefit plans maintained for employees of the entity; or (2) any corporation which, immediately prior to such acquisition, is owned directly or indirectly by the stockholders in the same proportion as their ownership of stock immediately prior to such acquisition.

“Employer” shall mean the Company or any subsidiary of the Company.

“Participant” shall mean an employee of an Employer who has become a participant in this Plan as provided in Section 2 hereof.

“Plan” shall mean the Heartland Financial USA, Inc. Executive Life Insurance Bonus Plan.

“Policy” shall mean the flexible premium policy of insurance on the life of a Participant as specified in the Agreement.

SECTION 2
PARTICIPATION

An employee of an Employer shall become a Participant in this Plan as of the effective date of the Agreement entered into between such employee and the employee’s Employer.  A Participant shall remain a Participant in the Plan until termination of such Agreement.

SECTION 3
BONUS COMPENSATION

An Employer shall pay to each Participant, as provided in Section 4 below, for services rendered to the Employer an amount equal to the annual premium on the Policy insuring the life of such Participant as provided in the Agreement with such Participant.  Each annual premium shall be determined by the Employer to be an amount that is sufficient such that, if the Agreement remains in effect until the Participant attains age 65, the Policy will remain in force until the Participant attains age 80 under Policy interest crediting rates and Policy charges in effect as of the Effective Date of the Agreement. Each Policy shall have an initial face amount as set forth in the Agreement.  As of each January 1 beginning January 1, 2009 and prior to termination of this Agreement, the face amount of the Policy shall be increased by five percent (5%) over the face amount of the Policy immediately prior to such increase; provided, that in no event shall the face amount at any time exceed $1,000,000.

In the event a Participant shall cease to be a full-time employee of an Employer and becomes a part-time employee on or after age 55 and after the completion of 10 years of service, the Employer shall continue bonus payments hereunder as if such Participant had continued as a full-time employee.  However, the face amount of the Policy shall not be increased by 5% over the previous face amount after the Participant elects part-time status.  Premium payments will be adjusted to maintain the face amount of the Policy at the date the Participant elects part-time status until the Participant attains age 80 under Policy interest crediting rates and Policy charges in effect at the date the Participant begins part-time status.

In the event of any other change to part-time status, the bonus payments otherwise payable hereunder shall be prorated based upon the ratio of the hours to be worked by the Participant per year under the part-time arrangement with the Employer to 2,080 hours.  As a condition of continuing bonus payments, a Participant who has become a part-time employee shall sign an acknowledgement of the effect of changing to such status.

As additional bonus compensation, the Employer shall pay to the Participant an amount equal to forty percent (40%) of the annual premium paid hereunder.

SECTION 4
PAYMENT OF BONUS COMPENSATION

The bonus compensation payable to a Participant pursuant to Section 3 above representing the annual premium shall be paid by the Company directly to the insurance company that issued the Policy.  Each premium payment shall be made on or prior to the due date for such premium payment.   The additional bonus compensation provided for in the last sentence of Section 3 above shall be paid in cash to the Participant within the same calendar year but not later than sixty (60) days following each premium payment.

SECTION 5
POLICY OWNERSHIP

The Policy with respect to a Participant shall be purchased and owned by the Participant.  All incidents of ownership of the Policy shall belong to the Participant, including, without limitation, the right to name a beneficiary of the Policy.  Notwithstanding the foregoing, the Participant may not surrender the Policy or obtain Policy loans prior to termination of this Agreement.

SECTION 6
TERMINATION

Subject to Section 7 below, each Agreement shall terminate as of the earlier of (i) the date of the Participant’s termination from employment with the Employer, including, without limitation, termination of employment on account of disability or retirement, or (ii) the Participant’s attainment of age 65.  Additionally, each Agreement may be terminated by mutual written agreement of the Employer and the Participant.

SECTION 7
CHANGE OF CONTROL

In the event of a Change of Control, the Employer, the Company or any successor to this Plan shall pay, as provided in Section 4 above, bonus compensation in a lump sum in an amount necessary to provide the death benefit listed on Schedule 2 to the Participant’s Agreement based upon the date of the Change of Control until the date the Participant would attain age 80.  Notwithstanding the foregoing, the payment hereunder shall not exceed an amount that would cause the Policy to cease to be a “life insurance” contract under Section 7702(a) of the Internal Revenue Code using the guideline premium requirements of Section 7702(c) of the Internal Revenue Code.  Additionally, the Employer, the Company or any successor to this Plan shall pay to the Participant an amount equal to forty percent (40%) of such lump sum payment.  If the Participant incurs legal fees or other expenses on or after the date of a Change of Control in an effort to enforce or obtain the benefits of this Plan, the Company, shall, regardless of the outcome of such effort, reimburse the Participant for such legal fees and other expenses in an amount not to exceed $500,000.

SECTION 8
AMENDMENT

With respect to a current (as of 12/31/07) Participant, this Plan shall not be modified or amended without the consent of the Participant.  With respect to any future Participants, the Company may amend this Plan at any time.

IN WITNESS WHEREOF, the Company has caused this Plan to be executed and the Employee has executed this Agreement, all as of December 31, 2007.

HEARTLAND FINANCIAL USA, INC.

By:
Its:

EXHIBIT A

EXECUTIVE LIFE INSURANCE BONUS PLAN AGREEMENT

This AGREEMENT, made and entered into effective as of December 31, 2007 by and between the Employer and _____________________ (the “Employee”).

W I T N E S S E T H

WHEREAS, the Company desires to provide the Employee with bonus compensation in recognition of the Employee’s contribution to the financial success of the Company; and

WHEREAS, the Company and the Employee desire to enter into this Agreement to reflect the terms and conditions of the Heartland Financial USA, Inc. Executive Life Insurance Bonus Plan;

NOW, THEREFORE, in consideration of the premises and the material covenants and agreements contained herein, the Company and the Employee do hereby agree as follows:

SECTION 1
BONUS COMPENSATION

The Company shall pay to the Employee, as provided in Section 2 below, for services rendered to the Company an amount equal to the annual premium on a flexible premium policy of insurance on the life of the Employee (the “Policy”).  Each annual premium shall be determined by the Employer to be an amount that is sufficient such that, if this Agreement remains in effect until the Participant attains age 65, the Policy will remain in force until the Participant attains age 80 under Policy interest crediting rates and Policy charges in effect as of the Effective Date of this Agreement; see attached Schedule 1, which is a life insurance illustration produced for the Employee using the insurance carrier’s policy interest crediting rates and policy charges as of the Effective Date. The Policy shall have an initial face amount of ________, representing two (2) times the Employee’s calendar year 2007 compensation.   As of each January 1 beginning January 1, 2009 and prior to termination of this Agreement pursuant to Section 4 below, the face amount of the Policy shall be increased by five percent (5%) over the face amount of the Policy immediately prior to such increase; provided, that in no event shall the face amount at any time exceed $1,000,000.

In the event an Employee shall cease to be a full-time employee of an Employer and becomes a part-time employee on or after age 55 and after the completion of 10 years of service, the Employer shall continue bonus payments hereunder as if such Employee had continued as a full-time employee.  However, the face amount of the Policy shall not be increased by 5% over the previous face amount after the Participant elects part-time status.  Premium payments will be adjusted to maintain the face amount of the Policy at the date the Participant elects part-time status until the Participant attains age 80 under Policy interest crediting rates and Policy charges in effect at the date the Participant begins part-time status.

In the event of any other change to part-time status, the bonus payments otherwise payable hereunder shall be prorated based upon the ratio of the hours to be worked by the participant per year under the part-time arrangement with the Employer to 2,080 hours.  As a condition of continuing bonus payments, an Employee who has become a part-time employee shall sign an acknowledgement of the effect of changing to such status.

As additional bonus compensation, the Employer shall pay to the Participant an amount equal to forty percent (40%) of the annual premium paid hereunder.  The compensation to be paid hereunder shall be in addition to all other compensation payable by the Company to the Employee.

SECTION 2
PAYMENT OF BONUS COMPENSATION

The bonus compensation payable to the Employee representing the annual premium shall be paid by the Company directly to the insurance company that issued the Policy.  Each premium payment shall be made on or prior to the due date for such premium payment.  The additional bonus compensation provided for in  Section 1 above shall be paid in cash to the Employee within the same calendar year but not later than sixty (60) days following each premium payment.   The Employee acknowledges that all bonus compensation shall represent taxable income to the Employee.  The Company shall withhold, from such payment or any other compensation payable to the Employee, the applicable required tax withholding for federal, state and local income taxes and FICA taxes.

SECTION 3
POLICY OWNERSHIP

The Policy shall be purchased and owned by the Employee.  All incidents of ownership of the Policy shall belong to the Employee, including, without limitation, the right to name a beneficiary of the Policy.  Notwithstanding the foregoing, the Employee may not surrender the Policy or secure any Policy loan prior to termination of this Agreement.

SECTION 4
TERMINATION

This Agreement shall terminate as of the earlier of (i) the date of the Participant’s termination from employment with the Employer, including, without limitation, termination of employment on account of disability or retirement, or (ii) the Participant’s attainment of age 65.  Additionally, this Agreement may be terminated by mutual written agreement of the Company and the Employee.  Upon termination of this Agreement, the Company’s obligations under Sections 1 and 2 above shall cease.

SECTION 5
INSURER NOT A PARTY

The insurer issuing the Policy shall not be a party to this Agreement for any purpose.

SECTION 6
CHANGE OF CONTROL

In the event of a Change of Control (as defined in the Heartland Financial USA, Inc. Executive Life Insurance Bonus Plan), the Employer (or any successor to this Plan) shall pay, as provided in Section 4 above, bonus compensation in a lump sum in an amount necessary to provide the death benefit listed on Schedule 2 hereto based upon the date of the Change of Control until the date the Employee would attain age 80.  Notwithstanding the foregoing, the payment hereunder shall not exceed an amount that would cause the Policy to cease to be a “life insurance” contract under Section 7702(a) of the Internal Revenue Code using the guideline premium requirements of Section 7702(c) of the Internal Revenue Code.  Additionally, the Employer, the Company or any successor to this Plan shall pay to the Participant an amount equal to forty percent (40%) of such lump sum payment.  If the Employee incurs legal fees or other expenses on or after the date of a Change of Control in an effort to enforce or obtain the benefits of this Plan, the Company, shall, regardless of the outcome of such effort, reimburse the Employee for such legal fees and expenses in an amount not to exceed $500,000.

SECTION 7
AMENDMENT

This Agreement shall not be modified or amended except in writing duly executed by the Company and the Employee.

SECTION 8
NO CONTRACT OF EMPLOYMENT

This Agreement shall not constitute a contract for the continuing employment of the Employee by the Company or any affiliate of the Company.

SECTION 9
ASSIGNMENT

This Agreement may be assigned to an affiliate of the Company who becomes the employer of the Employee.

IN WITNESS WHEREOF, the Employer has caused this Agreement to be executed and the Employee has executed this Agreement, all as of December 31, 2007.

___________________________________

By:
Its:

EMPLOYEE

1/1662061.5

AMENDMENT NO. 1 TO THE
HEARTLAND FINANCIAL USA, INC.
EXECUTIVE LIFE INSURANCE BONUS PLAN

THIS AMENDMENT, is effective as of December 31, 2007 by Heartland Financial USA, Inc. (the “Company”).

W I T N E S S E T H

WHEREAS, the Company maintains the Heartland Financial USA, Inc. Executive Life Insurance Bonus Plan (the “Plan”) effective December 31, 2007;

WHEREAS, the Company desires to amend the Plan effective as of December 31, 2007;

WHEREAS, Section 8 of the Plan reserves to the Company the right to amend the Plan; and

NOW, THEREFORE, the Plan is hereby amended as follows:

FIRST:  Section 1 of the Plan is hereby amended to add the following new definition of “Disability” immediately prior to the definition of “Employer” therein:

“Disability” shall mean a medically determinable physical or mental impairment that can be expected to result in death or can be expected to last for a continuous period of not less than twelve (12) months.

SECOND:  Section 6 of the Plan is hereby amended to read as follows:

SECTION 6
TERMINATION

Subject to Section 7 below, each Agreement shall terminate as of the earlier of (i) the date of the Participant’s termination from employment with the Employer, including, without limitation, termination of employment on account of retirement, but excluding termination of employment on account of Disability, or (ii) the Participant’s attainment of age 65.  Additionally, each Agreement may be terminated by mutual written agreement of the Employer and the Participant.

THIRD:  Section 7 of the Plan is hereby amended to read as follows:

SECTION 7
CHANGE OF CONTROL; DISABILITY

In the event of a Change of Control or Disability of a Participant, the Employer, the Company or any successor to this Plan shall pay, as provided in Section 4 above, bonus compensation in a lump sum in an amount necessary to provide the death benefit listed on Schedule 2 to the Participant’s Agreement based upon the date of the Change of Control or date of Disability until the date the Participant would attain age 80.  Notwithstanding the foregoing, the payment hereunder shall not exceed an amount that would cause the Policy to cease to be a “life insurance” contract under Section 7702(a) of the Internal Revenue Code using the guideline premium requirements of Section 7702(c) of the Internal Revenue Code.  Additionally, the Employer, the Company or any successor to this Plan shall pay to the Participant an amount equal to forty percent (40%) of such lump sum payment.  If the Participant incurs legal fees or other expenses on or after the date of a Change of Control in an effort to enforce or obtain the benefits of this Plan, the Company, shall, regardless of the outcome of such effort, reimburse the Participant for such legal fees and other expenses in an amount not to exceed $500,000.

FOURTH:  The Plan, as hereinabove amended shall remain in full force and effect.

IN WITNESS WHEREOF, the Company hereto has executed this Amendment on this day of, 2008, effective as of December 31, 2007.

HEARTLAND FINANCIAL USA, INC.

By:
Its:

1/1662061.5

AMENDMENT NO. 1
TO
EXHIBIT A

EXECUTIVE LIFE INSURANCE BONUS PLAN AGREEMENT

THIS AMENDMENT, is effective as of December 31, 2007 between the Company and (the “Employee”).

W I T N E S S E T H

WHEREAS, the Company maintains the Heartland Financial USA, Inc. Executive Life Insurance Bonus Plan (the “Plan”) effective December 31, 2007;

WHEREAS, the Employee and the Company have previously executed an Executive Life Insurance Bonus Plan Agreement (the “Agreement”);

WHEREAS, the Company desires to amend the Plan and the Agreement effective as of December 31, 2007;

WHEREAS, Section 7 of the Agreement provides that the Agreement shall not be modified or amended except in writing duly executed by the Company and the Employee; and

WHEREAS, by executing this amendment, the Company and the Employee hereby agree to such amendment to the Plan and to the Agreement; and

NOW, THEREFORE, the Agreement is hereby amended as follows:

FIRST:  Section 4 of the Agreement is hereby amended to read as follows:

SECTION 4
TERMINATION

This Agreement shall terminate as of the earlier of (i) the date of the Participant’s termination from employment with the Employer, including, without limitation, termination of employment on account of retirement, but excluding termination of employment on account of Disability, or (ii) the Participant’s attainment of age 65.  Additionally, this Agreement may be terminated by mutual written agreement of the Company and the Employee.  Upon termination of this Agreement, the Company’s obligations under Sections 1 and 2 above shall cease.

SECOND:  Section 6 of the Agreement is hereby amended to read as follows:

SECTION 6
CHANGE OF CONTROL; DISABILITY

In the event of a Change of Control or Disability of the Participant, the Employer, the Company or any successor to this Plan shall pay, as provided in Section 4 above, bonus compensation in a lump sum in an amount necessary to provide the death benefit listed on Schedule 2 hereto based upon the date of the Change of Control or the date of Disability until the date the Employee would attain age 80.  Notwithstanding the foregoing, the payment hereunder shall not exceed an amount that would cause the Policy to cease to be a “life insurance” contract under Section 7702(a) of the Internal Revenue Code using the guideline premium requirements of Section 7702(c) of the Internal Revenue Code.  Additionally, the Employer, the Company or any successor to this Plan shall pay to the Participant an amount equal to forty percent (40%) of such lump sum payment.  If the Employee incurs legal fees or other expenses on or after the date of a Change of Control in an effort to enforce or obtain the benefits of this Plan, the Company, shall, regardless of the outcome of such effort, reimburse the Employee for such legal fees and expenses in an amount not to exceed $500,000.

IN WITNESS WHEREOF, the parties hereto have executed this Amendment on this day of, 2008, as of December 31, 2007.

By:
Its:

PARTICIPANT